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                                                                    EXHIBIT 23.3


                       CONSENT TO BE NAMED AS A DIRECTOR
                                       OF
                          MEDICAL MANAGER CORPORATION


        The undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Medical Manager Corporation (the "Company") with the Securities and Exchange Commission, as a director of the Company.


                                         /s/ Michael A. Singer
                                        --------------------------------
                                        Michael A. Singer